Exhibit 10.49

TENTH AMENDMENT TO
CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”) is made and entered into as of this 4th day of February, 2014 by and among ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (as successor to American Realty Capital Operating Partnership III, L.P.), a Delaware limited partnership (“Borrower”), TIGER ACQUISITION, LLC (as successor to American Realty Capital Trust III, Inc.), a Delaware limited liability company (“Tiger”), AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“ARCP”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.

W I T N E S S E T H:

WHEREAS, Borrower, Tiger, ARCP, the Administrative Agent and the Lenders are parties to a certain Credit Agreement dated as of February 14, 2013 (as amended by (i) the First Amendment dated as of March 18, 2013, (ii) the Augmenting Lender and Increasing Lender Supplement and Incremental Amendment dated as of March 28, 2013, (iii) the Third Amendment dated as of May 28, 2013, (iv) the Fourth Amendment dated as of July 22, 2013, (v) the Augmenting Lender and Increasing Lender Supplement and Incremental Amendment dated as of August 1, 2013, (vi) the Sixth Amendment, dated as of November 4, 2013, (vii) the Seventh Amendment, dated as of December 4, 2013, (viii) the Augmenting Lender and Increasing Lender Supplement, dated as of December 20, 2013 and (ix) the Augmenting Lender Supplement, dated as of January 17, 2014, and together with any other modifications and amendments, collectively, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Tenth Amendment have agreed to so amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth below in this Tenth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Tenth Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.
Amendments to Credit Agreement. Effective as set forth in Section 3 below, the Credit Agreement is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto including the amended Schedules and Exhibits thereto (the “Amended Credit Agreement”). In Exhibit A-1 hereto, deletions of text in the Amended Credit Agreement are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Amended Credit Agreement, after giving effect to such amendments. Effective as set forth in Section 3 below, (i) Exhibit C and Exhibit E to the Credit Agreement are hereby amended and restated in their entirety in the forms attached hereto as Exhibit C and Exhibit D and (ii) Schedule 7.17 attached hereto is hereby added as Schedule 7.17 to the Credit Agreement. As so amended, the Credit Agreement shall continue in full force and effect.

3.
Conditions to Effectiveness.    This Tenth Amendment shall become effective upon (a) the Borrower’s delivery to the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower and dated as of the date of the Cole Merger (as defined below), substantially in the form attached hereto as Exhibit B, (b) the payment of all fees and expenses required to be paid on or before the effectiveness of this Tenth Amendment, (c) receipt by the Administrative Agent of counterparts of this Tenth Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders, and (d) receipt by the Administrative Agent of evidence reasonably satisfactory to it that the acquisition through merger of Cole on terms and conditions set forth in the Cole Merger Agreement (the “Cole Merger”) shall be consummated substantially concurrently with the effectiveness of this Tenth Amendment (it being agreed that the receipt of a filed copy of the merger certificate with respect to the Cole Merger (and the time of effectiveness thereunder shall have occurred) shall be reasonably satisfactory to the Administrative Agent).

4.
Representations and Warranties. The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the date hereof; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

5.
Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Tenth Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.
Release. Effective as set forth in Section 3 above, (a) the Lenders, the Issuing Bank and the Swingline Lender hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby does irrevocably, release all Liens of the Administrative Agent on “Collateral” (as defined in the Credit Agreement immediately prior to the Tenth Amendment Effective Date) securing the Obligations, including, without limitation, any pledge of Equity Interests granted by any “Pledgor” (as defined in the Credit Agreement immediately prior to the Tenth Amendment Effective Date) pursuant to the “Pledge Agreement” (as defined in the Credit Agreement immediately prior to the Tenth Amendment Effective Date), and the Lenders, the Issuing Bank, the Swingline Lender, the Administrative Agent, each Loan Party and each such “Pledgor” hereby agree that such “Pledge Agreement” is, effective as set forth in Section 3 above, hereby irrevocably terminated and of no further force and effect, and (b) the Lenders, the Issuing Bank and the Swingline Lender hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent hereby does irrevocably, release each “Subsidiary Guarantor” (as defined in the Credit Agreement immediately prior to the Tenth Amendment Effective Date) from its obligations under any “Subsidiary Guaranty” (as defined in the Credit Agreement immediately prior to the Tenth Amendment Effective Date), and the Lenders, the Issuing Bank, the Swingline Lender, the Administrative Agent, each Loan Party and each such “Subsidiary Guarantor” hereby agree that such “Subsidiary Guaranty” is, effective as set forth in Section 3 above, hereby irrevocably terminated and of no further force and effect. The Administrative Agent is hereby irrevocably authorized by the Lenders, the Issuing Bank and the Swingline Lender to execute such other documents as may be necessary or reasonably requested by the Borrower to evidence such release of Liens and guarantees. Such release shall not in any manner discharge, affect or impair the Obligations.

7.	Governing Law. This Tenth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

8.
Miscellaneous. This Tenth Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Tenth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Tenth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Tenth Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Tenth Amendment. This Tenth Amendment shall constitute a Loan Document.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the day and year first above written.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership By: /s/: Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By:     /s/: Jesse C. Galloway
   Name: Jesse C. Galloway
   Title: Authorized Signatory

TIGER ACQUISITION, LLC, a Delaware limited liability company

By:     /s/: Jesse C. Galloway
   Name: Jesse C. Galloway
   Title: Authorized Signatory

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, SwingLine Lender, Issuing Bank and as a Lender

By: /s/: D. Bryan Gregory
Name:     D. Bryan Gregory
Title:     Director

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/: Rita Lai
Name:     Rita Lai
Title:     Authorized Signer

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/: Christopher Winthrop
Name:     Christopher Winthrop
Title:     Authorized Signatory

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BARCLAYS BANK PLC, as a Lender

By: /s/: Noam Azachi
Name:     Noam Azachi
Title:     Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A., as a Lender

By: /s/: Michael W. Edwards
Name:     Michael W. Edwards
Title:     Senior Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

TD BANK, N.A., as a Lender

By: /s/: Aaron Miller
Name:     Aaron Miller
Title:     VP

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/: Gordon Clough
Name:     Gordon Clough
Title:     Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

REGIONS BANK, as a Lender

By: /s/: Michael R. Mellott
Name:     Michael R. Mellott
Title:     Director

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

RBS CITIZENS, N.A., as a Lender

By: /s/: Don Woods
Name:     Don Woods
Title:     SVP

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/: Ashish Tandon
Name:     Ashish Tandon
Title:     Vice President, REIT Finance Group

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/: Bill O’Daly
Name:     Bill O’Daly
Title:     Authorized Signatory

By: /s/: Ryan Long
Name:     Ryan Long
Title:     Authorized Signatory

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

SUNTRUST BANK, as a Lender

By: /s/: Kathleen Farrell
Name:     Kathleen Farrell
Title:     Senior Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

CITIBANK, N.A., as a Lender

By: /s/: John C. Rowland
Name:     John C. Rowland
Title:     Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

UNION BANK, N.A., as a Lender

By: /s/: Gregory A. Conner
Name:     Gregory A. Conner
Title:     Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

COMERICA BANK, as a Lender

By: /s/: Charles Weddell
Name:     Charles Weddell
Title:     Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

BMO HARRIS BANK, N.A., as a Lender

By: /s/: Lloyd Baron
Name:     Lloyd Baron
Title:     Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By: /s/: J. Patrick Daugherty
Name:     J. Patrick Daugherty
Title:     Authorized Officer

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

RAYMOND JAMES BANK, N.A., as a Lender

By: /s/: James M. Armstrong
Name:     James M. Armstrong
Title:     Senior Vice President

Signature Page to
Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the undersigned has caused this Tenth Amendment to be executed and delivered by a duly authorized officer on the date first above written.

MIDFIRST BANK, A FEDERALLY CHARTERED SAVINGS ASSOCIATION, as a Lender

By: /s/: Darrin Rigler
Name:     Darrin Rigler
Title:     First Vice President

Signature Page to
Tenth Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Amended and Restated Parent Guaranty Agreement dated as of February 28, 2013, hereby consents to the foregoing Tenth Amendment to Credit Agreement and acknowledges and agrees that the Amended and Restated Parent Guaranty Agreement executed by the undersigned dated as of February 28, 2013 remains in full force and effect.

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By:  /s/: Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

TIGER ACQUISITION, LLC, a Delaware limited liability company

By:  /s/: Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

SAFARI ACQUISITION, LLC, a Delaware limited liability company

By:  /s/: Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

EXHIBIT A-1

Marked Credit Agreement

Signature Page to
Tenth Amendment to Credit Agreement

EXHIBIT A-2

Clean Credit Agreement
EXHIBIT B
OFFICER’S CERTIFICATE

[________], 2014

The undersigned, Brian Block of ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“ARCPOP”), in connection with (i) that certain Credit Agreement dated as of February 14th, 2013 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among ARCPOP (as successor to American Realty Capital Operating Partnership III, L.P., the “Borrower”), Tiger Acquisition, LLC (as successor to American Realty Capital Trust III, Inc.), American Realty Capital Properties, Inc., Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent (the “Administrative Agent”) and the Lenders from time to time party thereto, and (ii) that certain Tenth Amendment, dated as of February 4, 2014 to the Credit Agreement (the “Tenth Amendment”), among the Borrower, the Lenders party thereto and Wells Fargo, as administrative agent, Issuing Bank and Swingline Lender, hereby certifies as follows (terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, in the Tenth Amendment):

1.No consents, licenses or approvals are required in connection with the execution and delivery of the Tenth Amendment or performance of the Loan Documents (including the Tenth Amendment).
2.The conditions specified in Sections 5.02(a) and (b) of the Credit Agreement have been satisfied; it being understood that this Officer’s Certificate is delivered in satisfaction of the conditions in Section 8.03(d) of the Credit Agreement with respect to the Cole Merger.
3.ARCPOP is in pro forma compliance with the covenants set forth in Section 8.14 of the Credit Agreement and the Total Unencumbered Asset Value Ratio is greater than or equal to 1.60 to 1.00, in each case after giving effect to the Tenth Amendment and the Cole Merger, as evidenced by the calculations in Schedule 1 attached hereto.

4.No Indebtedness secured by a Lien on the Equity Interests of any Company shall have been issued or assumed by any Company in connection with the consummation of the Cole Merger, other than Non-Recourse Indebtedness existing prior to (and not incurred in connection with) the Cole Merger that is secured by real property in respect of which the Equity Interests of the applicable Subsidiary owning such real property shall be subject to a Lien in favor of the holder of such Non-Recourse Indebtedness.

5.[With respect to the Non-Recourse Indebtedness set forth in Schedule 2 attached hereto and assumed in connection with the Cole Merger, a forbearance agreement with respect to such Non-Recourse Indebtedness shall be in full force and effect and, as of the date hereof, such Non-Recourse Indebtedness constitutes Additional Excluded Non-Recourse Indebtedness in accordance with clause (a)(i) of the definition thereof. ARCPOP is in pro forma compliance with the covenants set forth in Section 8.14, in each case after giving effect to the Tenth Amendment and the Cole Merger and calculated exclusive of such Non-Recourse Indebtedness [and any other Non-Recourse Indebtedness that constitutes Additional Excluded Non-Recourse Indebtedness pursuant to clause (a)(ii) of the definition thereof] and any assets in respect of which the holder of any such Non-Recourse Indebtedness shall have recourse for non-payment, as evidenced by the calculations in Schedule 3 attached hereto.]

6.After giving effect to the Tenth Amendment and the Cole Merger, (i) the aggregate amount of the Revolving Commitments as of the date hereof minus the Total Revolving Outstandings (such excess the “Credit Agreement Available Amount”) is greater than $50,000,000 and (ii) the sum of the Credit Agreement Available Amount plus all balance sheet cash and Cash Equivalents of the Companies (after deducting, without duplication, from such balance sheet cash (to the extent such items are included in such balance sheet cash): encumbered cash (other than cash subject to customary rights of set-off), cash and Cash Equivalents in respect of which any holder of Indebtedness for borrowed money that constitutes Recourse Indebtedness of any Company shall have recourse to such Company if Administrative Agent and the Lenders shall not have recourse to such Company with respect to the Obligations, tenant security and other restricted cash and deposits shown on the balance sheet and cash and Cash Equivalents that the Companies are unable to access within thirty (30) days and net of related tax obligations for repatriation and transaction costs and expenses related thereto), is greater than $100,000,000.

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By:_________________________________
Brian Block
Chief Financial Officer

Schedule 1

Calculations showing Pro-Forma Compliance

[Schedule 2

Additional Excluded Non-Recourse Indebtedness]

Schedule 3

Calculations showing Pro-Forma Compliance exclusive of Additional Excluded Non-Recourse Indebtedness and related assets]

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: _______, ____
To:    Wells Fargo Bank, National Association, as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of February 14, 2013 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (AS SUCCESSOR TO AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.), a Delaware limited partnership (“Borrower”), TIGER ACQUISITION, LLC (AS SUCCESSOR TO AMERICAN REALTY CAPITAL TRUST III, INC.), a Delaware limited liability company, and AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“Parent”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of Parent, and that, as such, he/she is authorized to execute and deliver this Certificate to Administrative Agent on the behalf of Parent, for itself and as general partner of Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    Parent has delivered (i) the year-end audited financial statements required by Section 7.01(a) of the Agreement for the fiscal year of Parent ended as of the above date, together with the report and opinion of Grant Thornton LLP or another independent certified public accountant required by such section and (ii) the annual budget for Parent, on a consolidated basis prepared by Parent in the ordinary course of its business required by Section 7.02(e).
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    Parent has delivered the unaudited financial statements required by Section 7.01(b) of the Agreement for the fiscal quarter of Parent ended as of the above date. Such consolidated financial statements fairly present the financial condition, results of operations and cash flows of the Companies in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. Such consolidating financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of Parent.
2.    Parent has delivered (i) a statement of all income and expenses in connection with each Borrowing Base Property, and (ii) for any Borrowing Base Property subject to more than one (1) Lease Agreement, a rent roll, together with a status report regarding the leasing activities with respect to the Borrowing Base Properties and copies of any leases executed during the prior calendar quarter as required by Section 7.01(c) of the Agreement. Such documents are true and correct.
3.    The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Companies during the accounting period covered by such financial statements.
4.    A review of the activities of the Companies during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Companies performed and observed all of their Obligations under the Loan Documents, and
[select one:]
[during such fiscal period each Company has performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]
--or--
[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
5.    The representations and warranties of Parent and Borrower contained in Article VI of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents,
[select one:]
[are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 6.05(b) shall be deemed to refer to the most-recent statements furnished pursuant to Section 7.01(a) and/or Section 7.01(b) of the Agreement, in each case, including the statements delivered in connection with this Compliance Certificate.]
--or--
[other than the representations and warranties contained in [specify applicable Sections and describe the nature and status of the relevant issues], are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 6.05(b) shall be deemed to refer to the most-recent statements furnished pursuant to Section 7.01(a) and/or Section 7.01(b) of the Agreement, in each case, including the statements delivered in connection with this Compliance Certificate.]
6.    The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto and the supporting Microsoft Excel file delivered in connection with this Certificate are true and accurate on and as of the date of this Certificate.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             , 20__.
BORROWER:
ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (AS SUCCESSOR TO AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.), a Delaware limited partnership
By:
Name:
Title:
PARENT:
AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation
By:
Name:
Title:

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)
(see attached)

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 2
to the Compliance Certificate

CALCULATION OF TOTAL ASSET VALUE, CONSOLIDATED ADJUSTED EBITDA, CONSOLIDATED FIXED CHARGES, TANGIBLE NET WORTH, AGGREGATE ADJUSTED BORROWING BASE NOI, PRO FORMA ANNUAL INTEREST, BORROWING BASE ASSET VALUE, TOTAL UNENCUMBERED ASSET VALUE, ETC.
(all in accordance with the definition for such terms
as set forth in the Agreement)

(see attached)

The Microsoft Excel file delivered by Parent and Borrower to Agent on the date hereof in connection with this Compliance Certificate and the calculations contained therein are incorporated by reference into this Schedule 2.

EXHIBIT D
FORM OF BORROWING BASE REPORT

To:    Wells Fargo Bank, National Association, as Administrative Agent
Date:         , _____

A. Borrowing Base Asset Value of all Borrowing Base Properties (See Schedule I):	$
B. The potential amount of Total Outstandings such that the Borrowing Base Asset Value Ratio is not less than 1.54 to 1.0 at any time prior to the Final Covenant Period (or 1.67 to 1.0 at any time thereafter) (See Schedule II):
$
C. Implied Loan Amount (See Schedule III):	$
D. Borrowing Base (Lesser of Line B and Line C):	$
E(i). Revolving Commitments:	$
E(ii). Term Loan Commitments:	$
F(i). Total Revolver Outstandings:	$
F(ii). Aggregate Amount of all Outstanding Term Loans:	$
F(iii). Total Outstandings (Sum of Line F(i) and F(ii)):	$
F(iv). [reserved]:	$
F(v). [reserved]:	$
F(vi). Outstandings (Sum of Lines F(iii) through F(v)):	$
G. Revolving Loan Availability (Lesser of (x) Line D and (y) Line E(i) minus Line F(i)):	$
H. Loan Availability (inclusive of Line G above) (Lesser of (x) Line D and (y) Line E(ii) minus Line F(ii)):	$

This report (this “Report”) is submitted pursuant to that certain Credit Agreement, dated as of February 14, 2013 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (AS SUCCESSOR TO AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.), a Delaware limited partnership (“Borrower”), TIGER ACQUISITION, LLC (AS SUCCESSOR TO AMERICAN REALTY CAPITAL TRUST III, INC.), a Delaware limited liability company and AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“Parent”), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. The undersigned hereby certify, as of the date first written above, that (a) the amounts and calculations herein and in Schedule I, Schedule II and Schedule III accurately reflect the Borrowing Base, Loan Availability, and Total Outstandings and (b) no Default has occurred or is continuing.

BORROWER:
ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (AS SUCCESSOR TO AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP III, L.P.), a Delaware limited partnership
By:
Name:
Title:
PARENT:
AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation
By:
Name:
Title:

SCHEDULE I
to Borrowing Base Report
Borrowing Base Asset Value of each Borrowing Base Property

Borrowing Base Property		Borrowing Base Asset Value
[tenant]	[address]	$[____________]

    Form of Borrowing Base Report

SCHEDULE II
to Borrowing Base Report

The potential amount of Total Outstandings such that the Borrowing Base Asset Value Ratio is not less than 1.54 to 1.0 at any time prior to the Final Covenant Period (or 1.67 to 1.0 at any time thereafter)

A. Borrowing Base Asset Value of all Borrowing Base Properties (See Schedule I):	$
B. Total Outstandings:	$
C. Eligible Cash (during Final Covenant Period):	$
D. Borrowing Base Asset Value Ratio (Ratio of Line A to the difference between Line B and, during the Final Covenant Period, Line C):	$
E. The potential amount of Total Outstandings such that the Borrowing Base Asset Value Ratio is not less than 1.54 to 1.0 at any time prior to the Final Covenant Period (or 1.67 to 1.0 at any time thereafter):
$

SCHEDULE III
to Borrowing Base Report
Implied Loan Amount

Adjusted Borrowing Base NOI	$
(a) Divided by (x) 1.54 factor at any time prior to the Final Covenant Period and (y) 1.67 thereafter	$
(b) Implied Interest Rate of 7.0% (or, if greater the sum of (A) the most-recent rate published on such date in the United States Federal Reserve Statistical Release (H.15) for ten (10) year Treasury Constant Maturities plus (B) three percent (3.0%))

(c) Outstanding Amount supporting a Borrowing Base Interest Coverage Ratio equal to 1.54 (or 1.67, as applicable) (Quotient of Line (a) divided by Line (b)):	$

SCHEDULE 7.17

Indebtedness Excluded from Guarantees

Obligations of (i) PREFCO Dix-Neuf LLC, PREFCO Nineteen Limited Partnership, CLF Cane Run Louisville, LLC, CLF Cane Run Member, LLC, CLF Landmark Omaha LLC, CLF Dodge Omaha LLC, KDC Busch Boulevard LLC, CLF 555 N Daniels Way LLC, CLF Pulco One LLC, CLF Pulco Two LLC, CLF Tollway Plano LP, CLF Ashland LLC and CLF Westbrook Malvern Business Trust, as co-borrowers (the “CapLease Credit Agreement Co-Borrowers”) under that certain Credit Agreement dated as of June 29, 2012, as amended by that certain First Amendment to Credit Agreement dated as of April 16, 2013, that certain Second Amendment to Credit Agreement dated as of June 21, 2013, that certain Third Amendment to Credit Agreement dated as of November 5, 2013 and that certain Fourth Amendment to Credit Agreement dated on or about February 4, 2014 (the “CapLease Credit Agreement”), by and among the Borrower, the CapLease Credit Agreement Co-Borrowers and Wells Fargo Bank, National Association, as administrative agent and lender, and (ii) Safari Acquisition, LLC and ARCP, as guarantors under the CapLease Credit Agreement.
Obligations of the Borrower, CapLease Debt Funding, LP and CapLease Credit LLC, as guarantors (the “CapLease Convertible Notes Guarantors”) of those certain 7.50% Convertible Senior Notes due 2027 of ARCP, issued pursuant to that certain Indenture dated as of October 9, 2007, as supplemented by that certain Supplemental Indenture dated as of November 5, 2013, by and among ARCP, the Borrower, the other CapLease Convertible Notes Guarantors and Deutsche Bank Trust Company Americas, as trustee.